SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☒	Definitive Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

GLOBAL DIGITAL SOLUTIONS, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

GLOBAL DIGITAL SOLUTIONS, INC.
777 South Flagler Drive, Suite 800 West, West Palm Beach, FL 33401

NOTICE OF ACTION BY WRITTEN CONSENT
June 13, 2014

To the Stockholders of Global Digital Solutions, Inc.:

We are furnishing the attached Information Statement to the holders of common stock of Global Digital Solutions, Inc., a New Jersey corporation (the “Company,” “we,” “us” or “our”), pursuant to the requirements of Regulation 14C under the Securities Exchange Act 1934, as amended (the “Exchange Act”), in connection with a Written Consent in lieu of a Special Meeting (the “Written Consent”), dated May 19, 2014, executed by the holders of more than a majority of our outstanding common stock, par value $0.001 per share (the “Common Stock”), who own approximately 53.31% of the Common Stock either directly or indirectly (the “Voting Stockholders”). A copy of the Written Consent is attached as Exhibit A to the Information Statement.

The Written Consent contains resolutions approving the following actions (collectively, the “Actions”), which are fully described in the accompanying Information Statement:

1.
To amend our Amended Articles of Incorporation to (i) increase the amount of our authorized Common Stock from 175,000,000 to 450,000,000 shares, and (ii) to increase the amount of our authorized Preferred Stock from 10,000,000 to 35,000,000 shares (the “Amendment”); and

2.	To approve our 2014 Equity Incentive Plan.

The Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) is attached as Exhibit B to the Information Statement.

The 2014 Equity Incentive Plan is attached as Exhibit C to the Information Statement.

Pursuant to Rule 14c-2 of the Exchange Act, the Actions will become effective on or after July 3, 2014, which is 20 calendar days following the date we first mail the Information Statement to our stockholders.  As soon as practicable after such date, we intend to file the Certificate of Amendment with the New Jersey Secretary of State.

The accompanying Information Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Exchange Act and the rules and regulations prescribed thereunder.  As described in this Information Statement, the Actions have been approved by stockholders representing more than a majority of the voting power of our outstanding Common Stock. The Company is not soliciting your proxy or consent in connection with the matters discussed above.  You are urged to read the Information Statement in its entirety for a description of the Actions approved by certain stockholders holding more than a majority of the voting power of our outstanding Common Stock.

The Information Statement is being mailed on or about June 13, 2014 to stockholders of record as of June 5, 2014.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Sincerely

/s/ Richard J. Sullivan
Chief Executive Officer

GLOBAL DIGITAL SOLUTIONS, INC.

INFORMATION STATEMENT

We Are Not Asking You for a Proxy and
You Are Requested Not To Send Us a Proxy

INTRODUCTION

Stockholder Actions

We are disseminating this Information Statement to notify you that certain stockholders (the “Voting Stockholders”) of Global Digital Solutions, Inc. (the “Company,” “we,” “us” or “our”), being the owners of more than a majority of the voting power of our outstanding common stock, par value $0.001 per share (the “Common Stock”), as of May 19, 2014, delivered a written consent in lieu of a meeting (the “Written Consent”) to (i) approve the Certificate of Amendment to our Amended and Restated Articles of Incorporation, as set forth in Exhibit B attached hereto (the “Certificate of Amendment”) to (i) increase the amount of our authorized Common Stock from 175,000,000 to 450,000,000, and (ii) increase the amount of our authorized Preferred Stock from 10,000,000 to 35,000,000 0 (the “Amendment”) and (ii) to approve our 2014 Equity Incentive Plan (the “2014 Equity Plan Approval”) and, together with the Amendment, the “Actions”).

This Information Statement is being mailed on or about June 13, 2014 to the Company’s stockholders of record as June 5, 2014 (the “Record Date”).

The expenses associated with the mailing of this Information Statement will be borne by the Company, including expenses in connection with the preparation of this Information Statement and all documents that now accompany or may in the future supplement it. The Company contemplates that brokerage houses, custodians, nominees, and fiduciaries will forward this Information Statement to the beneficial owners of Common Stock held of record as of the Record Date by these persons and the Company will reimburse them for their reasonable expenses incurred in this process.

Vote Required and Information on Voting Stockholders

We are not seeking consents, authorizations or proxies from you.

As of the date of the Written Consent and the Record Date, the Company had 101,524,117 shares of Common Stock issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share. On May 19, 2014 the following consenting Voting Stockholders owning a total of 53,108,966 shares of our Common Stock, which represented approximately 52.31% of the total number of voting shares outstanding on such date, delivered the executed Written Consent authorizing the Actions described herein. The consenting Voting Stockholders’ names, affiliation with the Company and holdings are as follows:

Name	Affiliation With Company	Number of Voting Shares	% of Total Voting Shares
Richard J Sullivan	Chairman and CEO of the Company	23,710,000	23.35%
David A. Loppert	Chief Financial Officer of the Company	8,000,000	7.88%
Cross Pacific Partners, LLC	Edwin J. Wang, the managing member is a member of the Company's Advisory Board	4,000,000	3.94%
Bronco Communications LLC	William J. Delgado, an Executive Vice President of the Company is a member of this entity	3,382,966	3.33%
Bay Acquisition Corp.	An entity controlled by Richard J. Sullivan, our Chairman & CEO	3,000,000	2.95%
Western Financial	Affiliated with William J. Delgado	2,200,000	2.17%
Tara S. Delgado	Related to William J. Delgado	1,536,000	1.51%
Brittney Delgado	Related to William J. Delgado	1,500,000	1.48%
Jennifer S. Carroll	Member of the Company's Advisory Board	1,250,000	1.23%
Vox Equity Holdings, LLC	Matthew Kelley, the managing member is a member of the Company's Advisory Board	1,250,000	1.23%
K. Brett Thackston	None	1,250,000	1.23%
Gary A. Gray	Vice President of the Company	1,000,000	0.98%
Evan Sullivan	Related to Richard J. Sullivan	530,000	0.52%
Stephanie Sullivan	Director of the Company	500,000	0.49%
TOTAL		53,108,966	52.31%

Pursuant to the Company’s Bylaws (the “Bylaws”) and the New Jersey Business Corporation Act (the “BCA”), the holders of a corporation’s outstanding stock representing a majority of that corporation’s voting power may approve and authorize the Actions by written consent as if such Actions were undertaken at a duly called and held meeting of stockholders.  In order to significantly reduce the costs and management time involved in soliciting and obtaining proxies to approve the Actions, and in order to effectuate the Actions as early as possible, the Board elected to utilize, and did in fact obtain, the Written Consent of the Voting Stockholders.  The Written Consent satisfies the stockholder approval requirement for the Actions.  Accordingly, under the BCA and the Bylaws, no other approval by the Board of Directors (the “Board”) or stockholders of the Company is required in order to effect the Actions.

Effective Dates

 The Amendment will be effective when the Certificate of Amendment is filed with the New Jersey Secretary of State.  The Company will not make such filing until on or after July 3, 2014, a date that is more than 20 calendar days after this Information Statement is first sent to our stockholders. The 2014 Equity Plan Approval will be effective 20 calendar days after this Information Statement is first sent to our stockholders.

No Dissenters’ Rights

Under the BCA, Company stockholders are not entitled to dissenters’ rights with respect to the Actions.

Proposals by Security Holders

No stockholder has requested that we include any additional proposals in this Information Statement.

DESCRIPTION OF ACTIONS

Certificate of Amendment to the Certificate of Incorporation

The Amendment

Regarding the authorized capital structure of the Company, Article IV(a) of the Company's Amended Certificate of Incorporation currently provides as follows:

(a)   Authorized Shares.  The aggregate number of shares which the corporation shall have the authority to issue is One Hundred Eighty Five Million (185,000,000) shares. One Hundred Seventy Five Million (175,000,000) shares shall be designated "Common Stock", and shall have a par value of $.001. Ten Million (10,000,000) shares shall be designated "Preferred Stock", and shall have a par value of $.001 per share.

The Voting Stockholders have approved that Article IV(a) be deleted in its entirety and be replaced by the following paragraph:

(a)   Authorized Shares.  The aggregate number of shares which the corporation shall have the authority to issue is Four Hundred Eighty Five Million (485,000,000) shares. Four Hundred Fifty Million (450,000,000) shares shall be designated "Common Stock", and shall have a par value of $.001. Thirty Five Million (35,000,000) shares shall be designated "Preferred Stock", and shall have a par value of $.001 per share.

Purposes of the Amendment

The Company currently has authorized capital stock of 185,000 ,000 shares, 175,000,000 of which are designated as shares of Common Stock, $.001 par value, and 10,000,000 of which are designated as shares of Preferred Stock, $.001 par value, with the following outstanding:

●	101,524,117 shares of Common Stock
●	Warrants to acquire 4,250,000 shares of Common Stock
●	Options to acquire 5,500,000 shares of Common Stock
●	Restricted Stock Awards to acquire 5,500,000 shares of Common Stock.

The Voting Stockholders voted in favor of the Amendment to increase the aggregate number of shares which the Company has the authority to issue to 485,000,000, 450,000,000 of which are designated as shares of Common Stock, $.001 par value, and 35,000,000 of which are designated as shares of Preferred Stock, $.001 par value, in order to improve the Company's financial flexibility with respect to the Company's capital structure by having additional shares for future equity financings and acquisitions. The extra shares of authorized Common and Preferred Stock would be available for issuance from time to time as determined by the Board for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company's business and operations, and issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets. Notwithstanding the foregoing, the Company has no obligation to issue such additional shares and there are no plans, proposals or arrangements currently contemplated by the Company that would involve the issuance of the additional shares to acquire another company or its assets, or for any other corporate purpose stated.

Principal Effects of the Increase in Authorized Shares

The Company's stockholders will not realize any dilution in their ownership or voting rights as a result of the increase in authorized shares of Common and Preferred Stock, but will experience dilution to the extent additional shares are issued in the future.

Having an increased number of authorized but unissued shares of Common and Preferred Stock would allow the Company to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in the Company's capitalization. The issuance of additional shares of Common and Preferred Stock may, if such shares are issued at prices below what current stockholders’ paid for their shares, reduce stockholders’ equity per share and dilute the value of current stockholders’ shares. It is not the present intention of the Board to seek stockholder approval prior to any issuance of shares of Common or Preferred Stock that would become authorized by the Amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Voting Stockholders that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

When issued, the additional shares of Common Stock authorized by the Amendment will have the same rights and privileges as the shares of Common Stock currently authorized and outstanding. Holders of Common Stock have no preemptive rights and, accordingly, stockholders would not have any preferential rights to purchase any of the additional shares of Common Stock when such shares are issued.

Authorized Preferred Stock may be issued by the Board from time to time with such rights and privileges as determined by the Board.

Shares of authorized and unissued Common or Preferred Stock could be issued in one or more transactions that could make it more difficult, and therefore less likely, that any takeover of the Company could occur. Issuance of additional Common or Preferred Stock could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of shares of Common or Preferred Stock to a holder who might thereby obtain sufficient voting power to ensure that any proposal to effect certain business combinations or amendment to the Company's Articles of Incorporation or Bylaws would not receive the required stockholder approval. Accordingly, the power to issue additional shares of Common or Preferred Stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board.

The 2014 Equity Incentive Plan

On February 2, 2014 our Board adopted the 2014 Equity Incentive Plan (the “Plan”) as set forth in Exhibit C attached hereto.  The Plan provides however that if, and only if, certain options are intended to qualify as Incentive Stock Options for Federal income tax purposes (“ISOs”), the Plan must subsequently be approved by majority vote of the Company’s stockholders no later than December 31, 2014, and further, that in the event certain Option grants under the Plan are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to stockholder approval set forth in Section 162(m) of the Code are satisfied.

The Written Consent satisfies the stockholder approval requirement for the Actions.  Accordingly, under the BCA and the Bylaws, no other approval by the Board or stockholders of the Company is required in order to effect the Actions.

In the following paragraphs we provide a summary of the terms of the Plan.  The following summary is qualified in its entirety by the provisions of the Plan which are attached hereto and which is available to any stockholder upon request of the Company.

Stock Reserved for the Plan

Under the Plan, we have reserved 20,000,000 shares of our Common Stock for issuance to our directors, employees, advisors and consultants.  The maximum number of shares of stock that may be subject to incentive stock options shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Internal Revenue Code.

Should any option expire or be canceled prior to its exercise or vesting in full, or should the number of shares of stock to be delivered upon the exercise or vesting of any option be reduced for any reason, the shares of stock theretofore subject to such option may be subject to future options under the Plan.

Administration

The Plan is required to be administered by a committee of two or more independent directors, or in their absence by the Board.   The Plan is currently administered by our Board.  The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, are determined by the Board or the Committee, in its sole discretion.

Designation of Optionees and Grantees

The persons eligible for participation in the Plan as recipients of options or shares of restricted stock include employees, directors, officers, advisors and consultants of the Company.

Option Price and Term

The Plan provides for the grant of incentive stock options, or ISOs, and non-qualified options.  For any ISO granted, the exercise price may not be less than 100% of the fair market value on the date of grant or not less than 110% of the fair market value in the case of 10% stockholders.  The purchase price of non-qualified options shall not be less than fair market value on the date of grant.  Options granted under the Plan shall expire no later than 10 years after the date of grant, except for ISOs granted to 10% stockholders which must expire not later than five years from the date of grant.  Fair market value means the closing price on the final trading day immediately prior to the grant of the stock.

Change of Control

Upon the occurrence of a “Change of Control”, the Board or the Committee may accelerate the vesting and exercisability of outstanding options, in whole or in part. Upon a Change of Control, each outstanding option shall terminate within a specified number of days after notice to the optionee, and each such optionee shall receive, with respect to each share of stock subject to such option, an amount equal to the excess of the fair market value of such shares immediately prior to the Change in Control over the exercise price per share of such option. This amount shall be payable in cash, in one or more kinds of property or a combination thereof, as the Committee shall determine in its sole discretion. A Change of Control shall be deemed to occur if: (i) a tender offer is made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company; (ii) the Company merges or consolidates with another corporation; (iii) the Company sells substantially all of its assets to another corporation or (iv) a Person (as defined in Section 3(a)(9) of the Exchange Act, as modified in Sections 13(d) and 14(d)) acquires 50% or more of the outstanding voting securities of the Company. Notwithstanding the sentence above, if our stockholders hold more than 50% or the voting stock of the surviving or resulting corporation or hold 50% of the assets sold, whichever is applicable, there will not be deemed a Change of Control.

Transferability

No ISO shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee, each ISO shall be exercisable only by him, his guardian or legal representative.

All non-qualified options are transferable subject to compliance with applicable securities laws.  The common stock issuable upon exercise of options shall not be sold, assigned or transferred by the grantee until at least six months elapse from the date of the grant thereof.

Limit on the Value of ISOs

The aggregate fair market value, determined as of the date the ISO is granted, of stock for which ISOs are exercisable for the first time by any optionee during any calendar year under the Plan shall not exceed $100,000.

Term of Plan

No option or award of restricted stock shall be granted under the Plan on or after the date which is ten years from the effective date of the Plan.

Amendment and Termination

The Board may from time to time amend, suspend, or terminate the Plan.  However, no rights granted with respect to any awards under the Plan before the amendment or alteration shall be impaired by any such amendment, except with the consent of the grantee.  The Plan may not be materially amended without stockholder approval including an increase in the number of shares available.

Under the terms of the Plan, the Board or the Committee may also grant awards which will be subject to vesting under certain conditions.  In the absence of a determination by the Committee, options shall vest and be exercisable at the end of one, two and three years, except for ISOs, which are subject to a $100,000 per calendar year limit on first becoming exercisable.

Federal Income Tax Consequences

The following is a summary of the principal federal income tax consequences of the Plan.  State, local, and foreign income taxes may also be applicable.  This summary is not intended to be exhaustive and does not address all matters relevant to a particular participant based on his or her specific circumstances.

A participant will not recognize taxable income at the time of grant of an option.  Upon exercise of a non-qualified stock option, the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for the award, if any, and the fair market value of the stock or amount received on the date of exercise or lapse of restriction.  The Company will be entitled to a concurrent deduction equal to the ordinary income recognized by the participant.

A participant who is granted an incentive stock option will not recognize regular taxable income at the time of exercise.  However, the excess of the stock’s fair market value over the option price could be subject to the alternative minimum tax.  If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant of the option and one year from the date of exercise of the option, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company would not be entitled to any deduction.  If the holding period requirements are not met, the ISO will not meet the requirements of the Code and the tax consequences generally described for non-qualified stock options will apply.

In 2004, Congress enacted Section 409A of the Code, which affected the tax rules for deferred compensation arrangements.  Upon a violation of Section 409A, a participant must include in ordinary income all deferred compensation required to be aggregated, pay interest from the date of the deferral, and pay an additional 20% tax.  It is the Company’s intention that awards granted under the Plan will comply with the requirements of Section 409A and we intend to administer and interpret the Plan in such a manner.

The following table presents information regarding options outstanding under our compensation plans as of March 31, 2014:

	Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	-	-	20,000,000
Equity compensation plans not approved by security holders	5,500,000	$0.64	-
Total	5,500,000	$0.64	20,000,000

ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s annual report on Form 10-K for the year ended December 31, 2013, and any reports prior to or subsequent to that date.

These reports and other information filed by the Company with the SEC may be inspected and are available for copying at the public reference facilities maintained at the Securities and Exchange Commission at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the Securities and Exchange Commission are also available to the public from the SEC’s website, http://www.sec.gov.  The Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and other reports filed under the Exchange Act, are also available to any stockholder at no cost upon written request to the Company, Attn: CFO, 777 South Flagler Drive, Suite 800 West, West Palm Beach, FL 33401.

Delivery of Documents to Security Holders Sharing an Address

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 777 South Flagler Drive, Suite 800 West, West Palm Beach, FL 33401.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

EXHIBIT A

MAJORITY CONSENT IN LIEU OF
A SPECIAL MEETING OF THE SHAREHOLDERS OF
GLOBAL DIGITAL SOLUTIONS, INC.
A New Jersey Corporation

The undersigned, being the holders of the majority of the voting shares of GLOBAL DIGITAL SOLUTIONS INC., a New Jersey corporation  (the "Corporation"), do hereby authorize and approve the actions set forth in the following resolutions without the formality of convening a meeting, and do hereby consent to the following action of this Corporation, which actions are hereby deemed effective as of the date hereof:

[CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION]

WHEREAS, the Directors of the Corporation finds it advisable and in the best interest of the Corporation and its stockholders to increase the number of authorized shares of capital stock of the Corporation to 485,000,000 shares, which shall be divided into two classes as follows: 450,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and 35,000,000 shares of preferred stock, par value $0.001 per share the "Preferred Stock");

WHEREAS, the Directors desire to adopt a Certificate of Amendment to Certificate of Incorporation of the Corporation in accordance with the Section 14A:9-1 of the New Jersey Business Corporation Act in order to increase the aggregate number of shares of any class of which the Corporation has authority to issue and make such other changes set forth therein; and

WHEREAS, the Directors have reviewed the Certificate of Amendment to Certificate of Incorporation of the Corporation, attached hereto as Exhibit A (the "Charter Amendment").

NOW, THEREFORE, BE IT:

RESOLVED, that the undersigned stockholders hereby consent to ratify, adopt, approve and confirm the Charter Amendment; and it is further

RESOLVED, that the undersigned stockholders hereby consent to ratify, adopt, approve and confirm to increase the number of authorized shares of capital stock of the Corporation from 185,000,000 shares to 185,000,000 shares, which shall be divided into two classes as follows: 450,000,000 shares of Common Stock, and 35,000,000 shares of Preferred Stock; and it is further

RESOLVED, that the Chief Executive Officer or the Chief Financial Officer of the Corporation be, and they hereby are, authorized and directed to prepare, execute and file with the Secretary of State of the State of New Jersey, the Charter Amendment in accordance with the applicable provisions of the New Jersey Business Corporation Act and to take all other actions that they deem necessary or appropriate to effectuate the Charter Amendment; and it is further

RESOLVED, that the Charter Amendment will be effective upon filing with the Secretary of State of the State of New Jersey.

[APPROVAL OF EQUITY INCENTIVE PLAN]

WHEREAS, the Directors of the Corporation previously approved the Global Digital Solutions 2014 Equity Incentive Plan (the “Plan”) a copy of which is attached hereto as Exhibit B, to be adopted by the Corporation subject to obtaining shareholder approval by December 31, 2014, as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees of the Corporation, persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries;

NOW, THEREFORE, BE IT:

RESOLVED, that the undersigned stockholders hereby consent to ratify, adopt, approve and confirm the Plan.

[OMNIBUS RESOLUTIONS]

RESOLVED, that the Chief Executive Officer or the Chief Financial Officer be, and they hereby are, authorized, empowered, and directed to do all such other acts and things and to execute and deliver in the name and on behalf of the Corporation all such other documents, agreements, instruments, and other writings as they shall deem to be necessary, appropriate, or desirable in order to consummate the actions contemplated in the foregoing resolutions, or pursuant to any and all other writings executed in connection therewith, the determination of the necessity, propriety, or desirability of the same to be conclusively evidenced by the taking of such action or the execution and delivery of such writings by such officer.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO WRITTEN CONSENT OF SHAREHOLDERS]

IN WITNESS WHEREOF, the undersigned, by affixing his or her signature hereto, does hereby consent to, authorize and approve the foregoing actions in his or her capacity as a shareholder of the Corporation.

Dated: __________                                           __________________________
«Name»

Number of Shares Held: «Shares»
Shares of Common Stock Outstanding: 101,524,117
Percent of Outstanding Shares Consenting: «Percentage»

STATE OF ____________________      ______ )
 ) SS
COUNTY OF ________________________ )

SWORN TO AND SUBSCRIBED before me this _____ day of ___________, 2014 by «Name», who is personally known to me or has produced the following identification __________________________________ which is current or has been issued within the past five years and bears a serial or other identifying number.

___________________________________________
Print Name

___________________________________________
Signature
NOTARY PUBLIC – STATE OF _______________
Commission Number:
My commission expires:  ______________________
(Notarial Seal)

EXHIBIT B

Certificate of Amendment to the Certificate of Incorporation

Pursuant to the provisions of Section 14A:9-2 (4) and Section 14A:9-4 (3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Certificate of Incorporation:

1.           The name of the corporation is: Global Digital Solutions, Inc.

2.           The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by a majority of the shareholders of the corporation acting by written consent on the 19th day of May, 2014.

Resolved, that Article IV(a) of the Certificate of Incorporation be amended to read as follows:

(a)
Authorized Shares.  The aggregate number of shares which the corporation shall have the authority to issue is Four Hundred Eighty Five Million (485,000,000) shares. Four Hundred Fifty Million (450,000,000) shares shall be designated "Common Stock", and shall have a par value of $.001. Thirty Five Million (35,000,000) shares shall be designated "Preferred Stock", and shall have a par value of $.001 per share.

3.           The number of shares outstanding at the time of the adoption of the amendment was: 101,524,117. The total number of shares entitled to vote thereon was: 101,524,117

If the shares of any class or series of shares are entitled to vote thereon as a class, set forth below the designation and number of outstanding shares entitled to vote thereon of each such class or series. (Omit if not applicable).

Common – 101,524,117

4.           The number of shares voting for and against such amendment is as follows: (If the shares of any class or series are entitled to vote as a class, set forth the number of shares of each such class and series voting for and against the amendment, respectively).

Number of Shares Voting for Amendment	Number of Shares Voting Against Amendment
53,108,966	0

BY:
David A. Loppert
Vice President

Dated this ____ day of ____, 2014.

B-1

EXHIBIT C

GLOBAL DIGITAL SOLUTIONS, INC.

2014 EQUITY INCENTIVE PLAN

SECTION 1.       PURPOSE

The purposes of this GDSI 2014 Equity Incentive Plan (the “Plan”) are to encourage selected directors, officers, consultants, advisors and employees of Global Digital Solutions, Inc. (together with any successor thereto, the “Company”) and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its shareowners, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

SECTION 2.       DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

(a)
“Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

(b)	“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

(c)
“Award Agreement” shall mean any written agreement, contract, or other instrument or document, including an electronic communication, as may from time to time be designated by the Company as evidencing any Award granted under the Plan.

(d)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(e)
“Committee” shall mean a committee of the Board of Directors of the Company, acting in accordance with the provisions of Section 3, designated by the Board to administer the Plan and composed of not less than two non-employee directors. Notwithstanding the foregoing, until, such time as the Board of Directors designates such Committee, the Board of Directors shall act as the Committee.

(f)	“Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(g)
“Fair Market Value” shall mean, with respect to any Shares or other securities, the closing price of a Share on the date as of which the determination is being made or as otherwise determined in a manner specified by the Committee.

(h)	“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Sections 422 of the Code, or any successor provision thereto.

(i)	Not used.

(j)	“Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(k)	“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(l)	“Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(m)	“Participant” shall mean a director, officer, consultant, advisor or employee designated to be granted an Award under the Plan.

(n)	“Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(o)
“Performance Criteria” shall mean any quantitative and/or qualitative measures, as determined by the Committee, which may be used to measure the level of performance of the Company or any individual Participant during a Performance Period, including any Qualifying Performance Criteria.

(p)	“Performance Period” shall mean any period as determined by the Committee in its sole discretion.

(q)	“Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(r)
“Qualifying Performance Criteria” shall mean one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the company as a whole or to a business unit or related company, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous year’s results or to a designated comparison group, in each case as specified by the Committee in the Award: sales, revenue, net income, net earnings, earnings per share, return on total capital, return on equity, cash flow, operating profit and margin rate, subject to adjustment by the Committee to remove the effect of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, related to the disposal of a segment or a business, or related to a change in accounting principle or otherwise.

(s)	“Restricted Securities” shall mean Awards of Restricted Stock or other Awards under which issued and outstanding Shares are held subject to certain restrictions.

(t)	“Restricted Stock” shall mean any award of Shares granted under Section 6(c) of the Plan.

(u)	“Restricted Stock Unit” shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

(v)
“Shares” shall mean the common shares of the Company, $0.06 par value, and such other securities as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

(w)	“Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

SECTION 3.      ADMINISTRATION

Except as otherwise provided herein, the Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules and guidelines for implementing the terms of the Plan as it may deem appropriate. The Committee shall have the ability to modify the Plan provisions, to the extent necessary, or delegate such authority, to accommodate any changes in law and regulations in jurisdictions in which Participants will receive Awards.

(a)	Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to:

(i)	designate Participants;

(ii)	determine the type or types of Awards to be granted to each Participant under the Plan;

(iii)	determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards;

(iv)	determine the terms and conditions of any Award;

(v)
determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, or other Awards, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(vi)
determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee;

(vii)	interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

(viii)	establish, amend, suspend, or waive such rules and guidelines;

(ix)	appoint such agents as it shall deem appropriate for the proper administration of the Plan;

(x)	make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and

(xi)	correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

(b)
Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareowner, and any employee of the Company or of any Affiliate. Actions of the Committee may be taken by:

(i)	the Chairman of the Committee;

(ii)	a subcommittee, designated by the Committee;

(iii)
the Committee but with one or more members abstaining or recusing himself or herself from acting on the matter, so long as two or more members remain to act on the matter. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such members, shall be the action of the Committee for purposes of the Plan; or

(iv)	one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers whose authority is subject to such terms and limitations set forth by the Committee.

SECTION 4.       SHARES AVAILABLE FOR AWARDS

(a)	SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b):

(i)
The total number of shares of Common Stock reserved and available for delivery pursuant to Awards granted under the Plan shall be 20,000,000; of which no more than 20,000,000 may be available for Awards granted in any form provided for under the Plan other than Options or Stock Appreciation Rights. If any Shares covered by an Award granted under the Plan, or to which such an Award or award relates, are forfeited, or if an Award or award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award or award, or to which such Award or award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award or award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing but subject to adjustment as provided in Section 4(b), no more than 20,000,000 Shares shall be available for delivery pursuant to the exercise of Incentive Stock Options.

(ii)	ACCOUNTING FOR AWARDS. For purposes of this Section 4,

(A)
if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

(B)
Dividend Equivalents denominated in Shares and Awards not denominated, but potentially payable, in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Dividend Equivalents and such Awards are settled in Shares, PROVIDED, HOWEVER, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may only be counted once against the aggregate number of shares available, and the Committee shall adopt procedures, as it deems appropriate, in order to avoid double counting. Any Shares that are delivered by the Company, and any Awards that are granted by, or become obligations of, the Company through the assumption by the Company or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company, shall not be counted against the Shares available for granting Awards under this Plan.

(C)
Notwithstanding anything herein to the contrary, any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are: (x) Shares that were subject to an Option or a stock-settled Stock Appreciation Right and were not issued upon the net settlement or net exercise of such Option or Stock Appreciation Right, (y) Shares delivered to or withheld by the Company to pay the exercise price or the withholding taxes under Options or Stock Appreciation Rights, or (z) Shares repurchased on the open market with the proceeds of an Option exercise.

(iii)	SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

(b)	ADJUSTMENTS.

(i)
In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, or other securities), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event constitutes an equity restructuring transaction, as that term is defined in the FASB’s Accounting Standards Codification (“ASC”) or otherwise affects the Shares, then the Committee shall adjust the following in a manner that is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan:

(A)
the number and type of Shares or other securities which thereafter may be made the subject of Awards including the limit specified in Section 4(a)(i) regarding the number of shares that may be granted in the form of Restricted Stock, Restricted Stock Units, Performance Awards, or Other Stock-Based Awards;

(B)	the number and type of Shares or other securities subject to outstanding Awards;

(C)	the number and type of Shares or other securities specified as the annual per-participant limitation under Section 6(g)(v) and (vi);

(D)	the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; and

(E)	other value determinations applicable to outstanding awards.

PROVIDED, HOWEVER, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Sections 422(b)(1) of the Code or any successor provision thereto; and PROVIDED FURTHER, HOWEVER, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(ii)
ADJUSTMENTS OF AWARDS UPON CERTAIN ACQUISITIONS. In the event the Company or any Affiliate shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan as so adjusted.

(iii)
ADJUSTMENTS OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan.

SECTION 5.       ELIGIBILITY

Any director, officer, consultant, advisor or employee of the Company, including any director, officer, consultant, advisor or employee of any Affiliate, shall be eligible to be designated a Participant.

SECTION 6.      AWARDS

(a)
OPTIONS. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)
EXERCISE PRICE. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, and except as provided in Section 4(b), that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii)	OPTION TERM. The term of each Option shall not exceed ten (10) years from the date of grant.

(iii)
TIME AND METHOD OF EXERCISE. The Committee shall establish in the applicable Award Agreement the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms, including, without limitation, cash, Shares, or other Awards, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv)
INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Option granted under the Plan shall be designed to comply in all respects with the provisions of Sections 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. Notwithstanding anything in this Section 6(a) to the contrary, Options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and will be deemed to be Non-Qualified Stock Options) to the extent that either (1) the aggregate Fair Market Value of Shares (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted, or (2) such Options otherwise remain exercisable but are not exercised within three (3) months of termination of employment (or such other period of time provided in Section 422 of the Code).

(b)
STOCK APPRECIATION RIGHTS. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the right as specified by the Committee

(i)
GRANT PRICE. Shall be determined by the Committee, provided, however, and except as provided in Section 4(b), that such price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right, except that if a Stock Appreciation Right is at any time granted in tandem to an Option, the grant price of the Stock Appreciation Right shall not be less than the exercise price of such Option.

(ii)	TERM. The term of each Stock Appreciation Right shall not exceed ten (10) years from the date of grant.

(iii)	TIME AND METHOD OF EXERCISE. The Committee shall establish in the applicable Award Agreement the time or times at which a Stock Appreciation Right may be exercised in whole or in part.

(c)	RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

(i)	ISSUANCE. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants.

(ii)
RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may establish in the applicable Award Agreement (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such restrictions have lapsed.

(iii)
REGISTRATION. Any Restricted Stock or Restricted Stock Units granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv)
FORFEITURE. Upon termination of employment during the applicable restriction period, except as determined otherwise by the Committee, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company.

(d)
PERFORMANCE AWARDS. The Committee is hereby authorized to grant Performance Awards to Participants. Performance Awards include arrangements under which the grant, issuance, retention, vesting and/or transferability of any Award is subject to such Performance Criteria and such additional conditions or terms as the Committee may designate. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan:

(i)	may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, or other Awards; and

(ii)
shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such Performance Periods as the Committee shall establish.

(e)
DIVIDEND EQUIVALENTS. The Committee is hereby authorized to grant to Participants Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan and any applicable Award Agreement, such Awards may have such terms and conditions as the Committee shall determine.

(f)
OTHER STOCK-BASED AWARDS. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, or other Awards, or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee, and except as provided in Section 4(b), shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is.

(g)	GENERAL.

(i)	NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)
AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)
FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, rights in or to Shares issuable under the Award or other Awards, other securities, or other Awards, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(iv)
LIMITS ON TRANSFER OF AWARDS. Except as provided by the Committee, no Award and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)
PER-PERSON LIMITATION ON OPTIONS AND SARs. The number of Shares with respect to which Options and Stock Appreciation Rights may be granted under the Plan during any three-year period to an individual Participant shall not exceed 9,000,000 Shares, subject to adjustment as provided in Section 4(b).

(vi)
PER-PERSON LIMITATION ON CERTAIN AWARDS. Other than Options and Stock Appreciation Rights, the aggregate number of Shares with respect to which Restricted Stock, Restricted Stock Units, Performance Awards and Other Stock-Based Awards may be granted under the Plan during any three-year period to an individual Participant shall not exceed 3,000,000 Shares, subject to adjustment as provided in Section 4(b).

(vii)
CONDITIONS AND RESTRICTIONS UPON SECURITIES SUBJECT TO AWARDS. The Committee may provide that the Shares issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability and forfeiture or repurchase provisions or provisions on payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Shares issued under an Award, including without limitation: (A) restrictions under an insider trading policy or pursuant to applicable law, (B) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements, (C) restrictions as to the use of a specified brokerage firm for such resales or other transfers and (D) provisions requiring Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.

(viii)
SHARE CERTIFICATES. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal, state, or local securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 7.      AMENDMENT AND TERMINATION

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)
AMENDMENTS TO THE PLAN. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan, in whole or in part; provided, however, that without the prior approval of the Company’s shareowners, no material amendment shall be made if shareowner approval is required by law, regulation, or stock exchange, and; PROVIDED, FURTHER, that, notwithstanding any other provision of the Plan or any Award Agreement, no such amendment, alteration, suspension, discontinuation, or termination shall be made without the approval of the shareowners of the Company that would:

(i)	increase the total number of Shares available for Awards under the Plan, except as provided in Section 4 hereof; or

(ii)
except as provided in Section 4(b), permit Options, Stock Appreciation Rights, or other Stock-Based Awards encompassing rights to purchase Shares to be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the grant price of a previously granted Stock Appreciation Right, or the purchase price of a previously granted Other Stock-Based Award.

(b)
AMENDMENTS TO AWARDS. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively. No such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award.

SECTION 8.    GENERAL PROVISIONS

(a)
NO RIGHTS TO AWARDS. No Participant or other Person shall have any claim to be granted any Award under the Plan, or, having been selected to receive an Award under this Plan, to be selected to receive a future Award, and further there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)
WITHHOLDING. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, or other Awards) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy statutory withholding obligations for the payment of such taxes.

(c)
NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(d)
NO RIGHT TO EMPLOYMENT. The grant of an Award shall not constitute an employment contract nor be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(e)
GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York and applicable Federal law without regard to conflict of law.

(f)
SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(g)
NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(h)
NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(i)
HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(j)
INDEMNIFICATION. Subject to requirements of New York State law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(k)
COMPLIANCE WITH SECTION 409A OF THE CODE. Except to the extent specifically provided otherwise by the Committee, Awards under the Plan are intended to satisfy the requirements of Section 409A of the Code (and the Treasury Department guidance and regulations issued thereunder) so as to avoid the imposition of any additional taxes or penalties under Section 409A of the Code. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant.

(l)
NO REPRESENTATIONS OR COVENANTS WITH RESPECT TO TAX QUALIFICATION. Although the Company may endeavor to (i) qualify an Award for favorable U.S. or foreign tax treatment (e.g., incentive stock options under Section 422 of the Code or French qualified stock options) or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

(m)
AWARDS TO NON-U.S. EMPLOYEES. The Committee shall have the power and authority to determine which Affiliates shall be covered by this Plan and which employees outside the U.S. shall be eligible to participate in the Plan. The Committee may adopt, amend or rescind rules, procedures or sub-plans relating to the operation and administration of the Plan to accommodate the specific requirements of local laws, procedures, and practices. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on death, disability or retirement or on termination of employment; available methods of exercise or settlement of an award; payment of income, social insurance contributions and payroll taxes; the withholding procedures and handling of any stock certificates or other indicia of ownership which vary with local requirements. The Committee may also adopt rules, procedures or sub-plans applicable to particular Affiliates or locations.

(n)
COMPLIANCE WITH LAWS. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges on which the Company is listed as may be required. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(i)	obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(ii)
completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective.

The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

SECTION 9.       EFFECTIVE DATE OF THE PLAN

The Plan shall be effective on February 2, 2014; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company’s stockholders no later than December 31, 2014, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to stockholder approval set forth in Section 162(m) of the Code are satisfied.

SECTION 10.    TERM OF THE PLAN

No Award shall be granted under the Plan after February 2, 2024. However, unless otherwise expressly provided in the plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.